Supplement dated April 19, 2013 to the

Statements of Additional Information

Lord Abbett Equity Trust	Lord Abbett Research Fund
Lord Abbett Calibrated Large Cap Value Fund	Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Calibrated Mid Cap Value Fund

1.	The following replaces the corresponding portion of the above-referenced Fund’s statement of additional information under “Short Sales:”

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns an equal amount of such securities (or securities convertible into or exchangeable into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” When investing in this manner, the Fund does not intend to have more than 5% of its net assets subject to short sales (determined at the time it enters into the short sale). The Fund also may sell or use short positions in futures contracts, including U.S. Treasury note futures, securities index futures, or other security futures, solely for bona fide hedging, cash management, or risk management purposes. The Fund may not engage in any other type of short selling.

2.	The following section is added to each of the above-referenced Fund’s statement of additional information:

Cash Management Practices. Each Fund receives cash as a result of investments in the Fund and/or from the sale of the Fund’s investments. The Funds may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objectives, policies, and restrictions, however, the Fund also may invest in securities, such as exchange traded funds, or derivatives, such as index futures, related to its cash balance, as described more fully in the statement of additional information. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, the Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations, as described more fully in the statement of additional information.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner.

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